Q1 2025 Letter to shareholders Exhibit 99.2

Q1 2025 highlights Revenue was $392.4 million, an increase of 61% year-over-year Gross margin was 90.5%, an improvement of 190 basis points from the prior year GAAP profitable with Net income of $26.2 million and net margin of 6.7%, an improvement of $601.2 million from the prior year Adjusted EBITDA¹ was $115.3 million and Adjusted EBITDA margin was 29.4%, an improvement of $105.3 million from the prior year Operating cash flow was $127.6 million, an improvement of $95.5 million from the prior year Free Cash Flow² was $126.6 million, an improvement of $97.4 million from the prior year Basic and diluted earnings per share (“EPS”) were $0.14 and $0.13, respectively Capital expenditures were $1.0 million, 0.2% of revenue Cash, cash equivalents, and marketable securities were $1.95 billion as of March 31, 2025 Total fully diluted shares outstanding were 206.0 million as of March 31, 2025, down 0.1% from the prior quarter Financial highlights 2 Q1 2025 • Letter to Shareholders Daily Active Uniques (“DAUq”) averaged 108.1 million, an increase of 31% year-over-year Weekly Active Uniques (“WAUq”) averaged 401.3 million, an increase of 31% year-over-year Logged-in users grew 23% and Logged-out users grew 38% year-over-year U.S. DAUq grew 21% year-over-year and International DAUq grew 41% year-over-year, driven by our international focus countries and investments in machine translation Total U.S. revenue grew 57% year-over-year and International revenue grew 82% year-over-year, driven by strength in the UK and EMEA region Advertising revenue of $358.6 million grew 61% year-over-year, and Other revenue was $33.7 million, up 66% year-over-year Average revenue per unique (“ARPU”) was $3.63, up 23% year-over-year Advertising revenue growth was driven by year-over-year growth in impressions and pricing Machine translation continues to drive international user growth and is available in 13 languages Scaled and diversified our advertising business across objectives, geographies, channels, and verticals Performance revenue drove more than half of Q1 growth and accounted for about 60% of total ad revenue as we continue to invest in our ads stack and deliver outcomes for advertisers Business highlights

Dear fellow shareholders, Next month, Reddit turns 20. That’s two decades of building something rare on the internet: a user- powered platform where you can be your honest self and connect over the topics you care most about— whether popular, niche, or personal. We’ve endured a lot of change over the years—the rise of smartphones and now AI, a global pandemic, and countless trends in how people connect online—but one thing has always held true: The world needs community and shared knowledge. And that’s what we do best. Millions of people have contributed to Reddit being the eclectic and thriving place it is today, and as a result, we have over 100,000 enduring communities. Twenty years after our founding, we still have many opportunities and much to do. We took a big step forward last year, becoming a public company, and I think we delivered strong results in our first year. We carried that momentum into 2025 with another solid quarter of growth and profitability. Revenue was $392 million, up 61% year-over-year, marking our third consecutive quarter of growth over 60%. We ended the quarter with 401 million WAUq and 108 million DAUq (both up 31% year-over-year), and we continued to scale efficiently while investing in the future. There's a lot to be excited about as we make progress on our core product and ad business. Ever-shifting macro environments like these create both challenges and opportunities. We’ve grown through challenging times before—people need connection and information just as much in uncertain times, and we’re well-positioned to meet this moment. Our unique advantage is that people come to Reddit with intent—they’re not just scrolling, they’re also seeking. They come to Reddit for real opinions from real people. When you ask a question online today— whether it’s about a product, decision, or life choice—you’re not looking for generic answers or sanitized summaries. You’re looking for lived experience and personal recommendations, which is why Reddit is the #1 platform for finding “possible solutions to people’s needs or situation,” and where half of all product conversations online take place. For seekers, Reddit’s open nature is essential—it allows our content to surface across the open web and be easily found in search. We remain one of the last major platforms that doesn’t require you to sign in to learn something because we believe that by giving everyone access to knowledge, we are helping fulfill the purpose of the internet. This openness broadens visibility, drives awareness, and brings us new users— but it also means that some of our traffic from external sources is variable. Ultimately, short-term shifts don’t affect our long-term strategy or opportunity. We control our own destiny. Q1 2025 • Letter to Shareholders 3

On the core product side, we’re focused on making it a seamless experience to create, contribute to, and discover communities. We’re realizing that vision through our product roadmap. Helping people find what they’re looking for on Reddit – Search helps new users opening the app for the first time find their home on Reddit, and it helps visitors from external search find the answers they’re looking for. We’re making search on Reddit more efficient with Reddit Answers and other AI-powered improvements coming this year. Reddit Answers has reached 1 million WAUq, and last month, we began its global expansion, beginning with Australia and the UK. We are now working to integrate it into Reddit’s core search experience to further streamline the path from question to answer on Reddit. Becoming a truly global platform – Machine Translation is now available in 13 languages with more on the way. The focus markets where we’ve implemented our international playbook—including France, Spain, and Brazil—are growing nearly twice as fast as total international DAUq. For us, internationalization isn’t just a way to grow; it’s essential to our mission of providing community and knowledge to everyone in the world. Making Reddit more fun and easy to use – We’re continuing to make it simpler and easier to contribute to communities. In March, we released a set of tools to streamline the contribution process for users, including post and comment guidance, which provides real-time suggestions to improve your post, post insights, and community suggestions. These improvements not only help users but also meaningfully reduce the burden on moderators, as the content people contribute is of higher quality and better aligns with community rules. Our Developer Platform saw 400,000 weekly active players in Q1, proving that games and interactive experiences can thrive on Reddit. And we have more big ideas to drive engagement and premium content, which we’ll roll out later this year. None of this happens without our communities. They are the heart of Reddit. From r/Minecraft to r/witchcraft to r/CraftBeer—every subreddit is a world of its own, built by the people who use it. And this unique community model isn’t just our history, it’s our future. We’re not looking to mirror any other platform; we’re looking to make Reddit the best version of Reddit by being faster, easier, and better to use. On Reddit, it’s not about perfection, it’s about participation. Not about broadcasting, but belonging. That’s why, 20 years in, we’re still growing, still resonating, and still real—proudly. Thanks again for being with us on this journey. Steve Huffman Co-Founder & Chief Executive Officer Q1 2025 • Letter to Shareholders 4

Q1 2025 • Letter to Shareholders

Community highlight: Reddit in Brazil



Machine translation's global tour: Brazil. 🇧🇷 Olá!

Community is central to Brazilian culture, so it's no surprise that Brazilian subreddits are thriving. And speaking of thriving, celebrações are in order — in Q1, DAUq in Brazil hit an all-time high, growing nearly 80% year-over-year.


BRAZIL'S USER MOMENTUM
80%
year-over-year in Q1 '25
Q1 '24
Q1 '25

Our international playbook is driving strong user and community growth in Brazil

Machine translation

Machine translation is enabling redditors in Brazil to access more relevant content, connect with communities, and immerse in conversations in their native language. Machine translation is driving top of funnel user traffic, logged-in user growth, and local content creation – building momentum with the community growth flywheel.


BRAZIL'S THRIVING COMMUNITIES*
2x+
year-over-year in Q1 '25
Q1 '24
Q1 '25

Supercharging local communities in Brazil

Brazil's local Reddit communities are some of the fastest-growing and most passionate

At almost 1 million members, r/futebol is one of Brazil's largest communities – and the place to be for soccer discussion and fandom in the country. The passion goes beyond just r/futebol. There are 30+ Brazilian subreddits dedicated to local teams, like r/Canarinho, r/SauPauloFC, and r/Palmeiras.

The most successful communities are those with local flavor and authenticity

Local occurrences + a touch of humor = the perfect recipe for highly engaged Brazilian communities on Reddit. Brazilian redditors feel right at home in:

- r/ItHadToBeBrazil: (547k+ members) This humor-filled community shows people around the world a different view of Brazil
- r/Gambiarra: (580k+ members) In this space, people share makeshift, often ingenious, and sometimes humorous DIY fixes

Supporting moderators and self-sustaining communities

Reddit moderators in Brazil are committed and passionate, an important component for sustained community growth. Over the last year, our community team partnered with hundreds of moderators who are building new communities. From this group of passionate moderators, highly-engaged communities have emerged, like r/vidarealbrasil (real life Brazil) and r/eutireiumafoto (I took a picture), both of which have doubled member growth in the last 3 months.


r/EuTireiUmaFoto
u/Shoddy-Ring-6487 • 249d
Join
ETUF da gatinha da rua
Animais
1/3
r/EuTireiUmaFoto
3,043
60

* A thriving community (TC) is a subreddit where subscribers contribute (vote, comment, share, or post) on a regular basis.

5

Q1 2025 • Letter to Shareholders

User & product highlights


Q1 '25 DAUq
108.1M
31%
year-over-year
82.7
91.2
97.2
101.7
108.1
41.5
45.5
48.2
48.0
50.1
41.2
45.7
49.0
53.7
58.0
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
US DAUq
INT'L DAUq
(IN MILLIONS)

- We are investing in the platform to drive user growth and engagement over the long term, continuing to make Reddit simpler and easier to use
- Investments in search, machine translation, and core platform improvements are making it easier for users to discover, join, and contribute to communities
- In Q1, our user base expanded to 400+ million WAUq and 108+ million DAUq

Consumer product investments

International & machine translation

- Our international playbook is working, and we plan to **expand to additional markets** this year
- Machine translation ("MT") continues to be an important part of our international strategy. **MT is available in 13 languages**, up from 8 in Q4, including Vietnamese, Thai, Polish, Romanian, and Latin American Spanish
- We are seeing strong momentum in our focus markets where we first launched our international playbook, including France, Spain, and Brazil, which are growing almost twice as fast as total international DAUq
- User growth is leading to community growth. The number of **thriving communities*** within our target geographies more than doubled year-over-year

Reddit search & content discovery

- **Search on the internet is evolving** to become more social and shifting toward more interactive and personalized experiences as users seek authentic perspectives from real people
- We believe **Reddit is well-positioned** to capitalize on these changes with its unique advantages: a highly engaged user base, conversations with commercial intent, and the largest collection of authentic content on the internet
- In Q1, over 60 million WAUq used Reddit's on-platform search, and query volume increased 10% sequentially, reaching nearly 50 million queries per day
- We **launched our first search ML model** that is driving more relevant search results, and we built modern search features, including auto-complete and auto-queries reddit answers

- Reddit Answers, our AI-powered conversational search tool, is now **available to all U.S. users** and some international markets including the U.K., Canada, Australia, India, and others
- We are testing **integrating Reddit Answers** into existing surfaces where Redditors are searching on the platform, and we expect deeper integration will grow awareness, deliver more dynamic search results, and set a foundation for a differentiated search experience reddit answers
Real answers from real people



1M
REDDIT ANSWERS WAUq

10X
GROWTH IN REDDIT ANSWERS AVERAGE QUERY VOLUME FROM Q4

* A thriving community (TC) is a subreddit where subscribers contribute (vote, comment, share, or post) on a regular basis.

6

Q1 2025 • Letter to Shareholders

Advertising & monetization highlights

- Our strategy is to be a multi-objective advertising platform and deliver value across all objectives for advertisers
- We are diversifying across objectives, channels, verticals, and geographies, demonstrating the scalability and resiliency of the business
- We're building advertising solutions powered by Reddit's community intelligence - insights and signals from real conversations about all kinds of products and services - to help businesses drive performance like no other platform
- We continue to see positive returns from our ad tech investments, particularly in our performance solutions, where we are driving higher click and conversion volume in Q1 year-over-year and positive outcomes for advertisers

Shopping & dynamic product ads ("DPA")

- Consumers with commercial intent come to Reddit for trusted and unbiased recommendations in their purchasing journey
- In Q1, we made meaningful progress with our Dynamic Product (Shopping) Ads beta in two key areas: enhancing performance and ease of use
  - ML model improvements are delivering improved targeting and ad relevancy, driving higher performance and return on ad spend (ROAS) for advertisers
  - Advertisers can more easily onboard and build dynamic campaigns with larger catalog sizes including millions of products to deliver the right ad to the right audience

#1 Reddit is the #1 platform* for discussing purchasing products, and the top platform for cross-referencing online information

Driving performance for advertisers

CAPI maximizing conversions

Lenovo Australia made Reddit an always-on partner in the Australian market, leveraging Reddit's Conversions API ("CAPI") and Pixel to refine attribution accuracy and maximize conversion coverage, leading to a **75% lower cost per landing page** attributed to Reddit

75% LOWER COST PER LANDING PAGE ATTRIBUTED TO REDDIT AFTER IMPLEMENTING CAPI IN Q4 '24

51% LOWER COST PER LANDING PAGE COMPARED TO OTHER SOCIAL COMPETITORS AFTER IMPLEMENTING CAPI IN Q4 '24

Dynamic product ads delivering returns

Lenovo in the U.S. leveraged Dynamic Product Ads to deliver relevant ads to high-intent shoppers


u/lenovo Promoted
During Winter Clearance, get up to 55% off Intel PCs + free shipping.
1/6
intel CORE ULTRA 7
Lenovo IdeaPad 5i 2-in-1 (14" Intel) - Cosmic ...
$549.99
Shop Now

Lenovo shopping ad

+19% LIFT IN PAGE VISIT CONVERSION EVENTS OCT '24 - DEC '24

+5% LIFT IN ADD-TO-CART CONVERSION EVENTS OCT '24 - DEC '24

* Brandwatch, Global, Oct 2023 - Mar 2024.

7

Q1 2025 • Letter to Shareholders

Financial highlights

First quarter 2025

- ✓ Differentiated revenue growth
- ✓ Profitability on a GAAP basis
- ✓ Positive Adjusted EBITDA[1]
- ✓ Industry-leading gross margins
- ✓ Fifth consecutive quarter of positive operating cash flow
- ✓ Disciplined share count dilution

Q1 '25 REVENUE

$392.4M

61% ↑ year-over-year


$243.0
$43.2
$199.8
$281.2
$53.1
$228.1
$348.4
$60.4
$287.9
$427.7
$80.0
$347.7
$392.4
$78.5
$313.9
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
US REVENUE
INT'L REVENUE
(IN MILLIONS)

Total revenue was $392.4 million, an increase of 61% year-over-year

Q1 '25 AVERAGE REVENUE PER UNIQUE (ARPU)

$3.63

23% ↑ year-over-year


$2.94
$1.10
$4.77
$3.08
$1.24
$4.94
$3.58
$1.32
$5.88
$4.21
$1.67
$7.04
$3.63
$1.34
$6.27
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
US ARPU
INT'L ARPU

ARPU was $3.63, an increase of 23% year-over-year

Q1 '25 GROSS MARGIN

90.5%


88.6%
89.5%
90.1%
92.6%
90.5%
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
COST OF REVENUE (IN MILLIONS)
$27.6
$29.5
$34.6
$31.8
$37.1
(AS A % OF TOTAL REVENUE)

Gross profit was $355.3 million, or a gross margin of 90.5%, an expansion of 190 bps from a gross margin of 88.6% in the prior year

Q1 '25 OPERATING EXPENSES

$351.4M


$804.6
$3.7
$595.3
$205.6
$282.7
$3.8
$66.7
$212.2
$306.9
$4.0
$83.3
$219.6
$343.0
$4.2
$97.1
$241.8
$351.4
$4.0
$107.2
$240.2
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
NON-GAAP OPERATING EXPENSES[3]
SBC & RELATED TAXES
D&A
SBC & RELATED TAXES, INCLUDING THOSE FROM THE IPO
(IN MILLIONS)

Total GAAP operating expenses were $351.4 million and total non-GAAP operating expenses were $240.2 million

8

Q1 2025 • Letter to Shareholders

Q1 '25 NET INCOME (LOSS)

$26.2M

7% MARGIN


$(575.1)
$(10.1)
$29.9
$71.0
$26.2
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
(IN MILLIONS)

Net income was $26.2 million, or a net margin of 7%

Q1 '25 ADJUSTED EBITDA[1]

$115.3M

29% MARGIN


$10.0
$39.5
$94.1
$154.3
$115.3
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
(IN MILLIONS)

Adjusted EBITDA[1] was $115.3 million, or a margin of 29%, an increase of $105.3 million from the prior year

Q1 '25 NON-GAAP INCREMENTAL ADJ. EBITDA[1] Y/Y MARGIN

70.4%


76.0%
76.3%
71.7%
73.7%
70.4%
4.1%
14.0%
27.0%
36.1%
29.4%
(236.7%)
(3.6%)
8.6%
16.6%
6.7%
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
NET INCOME MARGIN
ADJ. EBITDA MARGIN
NON-GAAP INCR. ADJ. EBITDA¹ Y/Y MARGIN

Over 70% year-over-year incremental Adjusted EBITDA[1] margin for the fifth consecutive quarter

Q1 '25 REVENUE Y/Y GROWTH VS. NON-GAAP TOTAL COSTS[3] Y/Y GROWTH

3.2x


48.4%
8.9%
53.6%
10.7%
67.9%
18.6%
71.3%
20.6%
61.5%
19.0%
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
REVENUE Y/Y GROWTH
NON-GAAP TOTAL COSTS³ Y/Y GROWTH

Total revenue grew 3.2 times as fast as total adjusted costs and expenses[3] year-over-year

9

Q1 2025 • Letter to Shareholders


Q1 '25 OPERATING CASH FLOW
$127.6M
1.2%
0.4%
0.4%
0.2%
0.2%
$29.2 $32.1
$27.2 $28.4
$70.3 $71.6
$89.2 $90.0
$126.6 $127.6
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
FREE CASH FLOW[2]
OPERATING CASH FLOW
CAPEX AS % OF REVENUE
(IN MILLIONS)

Operating cash flow was $127.6 million, an increase of $95.5 million year-over-year

Free Cash Flow[2] was $126.6 million, an increase of $97.4 million year-over-year

Capital expenditures were $1.0 million, or about 0.2% of revenue


Q1 '25 FULLY DILUTED SHARES OUTSTANDING
206.0M
7.2%*
(0.1%)
0.7%
(0.1%)
(0.1%)
205.2
205.0
206.4
206.2
206.0
41.8
39.4
32.3
25.9
21.7
163.3
165.6
174.2
180.3
184.3
Q1 '24
Q2 '24
Q3 '24
Q4 '24
Q1 '25
SHARES UNDERLYING STOCK-BASED AWARDS
BASIC SHARES OUTSTANDING
Q/Q DILUTION %
(IN MILLIONS)

Q1 fully diluted shares outstanding was 206.0 million, down 0.1% sequentially

* Sequential dilution excluding impact from IPO (representing only dilution from employee grants) was 0.6%.

Financial outlook

The guidance provided below is based on Reddit's current estimates and is not a guarantee of future performance. This guidance is subject to significant risks and uncertainties that could cause actual results to differ materially, including the risk factors discussed in Reddit's reports on file with the Securities and Exchange Commission. Reddit undertakes no duty to update any forward-looking statements or estimates, except as required by applicable law.

As we look ahead, we will share our internal thoughts on revenue and Adjusted EBITDA for the second quarter.

In the second quarter of 2025, we estimate:

- Revenue in the range of $410 million to $430 million
- Adjusted EBITDA[4] in the range of $110 million to $130 million

Q2 '25 REVENUE

$410M-$430M

Q2 '25 ADJUSTED EBITDA

$110M-$130M

10

Reddit will host a conference call to discuss the results for the first quarter of 2025 on May 1, 2025, at 2:00 p.m. PT / 5:00 p.m. ET. A live webcast of the call can be accessed on Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. A replay of the webcast and transcript will be available on the same websites following the conclusion of the conference call. Reddit will solicit questions from the community at r/RDDT on May 1, 2025, and post responses following the earnings call at Reddit’s Investor Relations website at https://investor.redditinc.com and investor relations subreddit r/RDDT. Steve Huffman Co-Founder & Chief Executive Officer Drew Vollero Chief Financial Officer Earnings conference call & community update Q1 2025 • Letter to Shareholders 11

Appendix Notes The definition of Adjusted EBITDA, Adjusted EBITDA margin, and incremental Adjusted EBITDA margin and a reconciliation of net income (loss) to Adjusted EBITDA and Adjusted EBITDA margin can be found on subsequent pages of this appendix 1. The definition of Free Cash Flow and a reconciliation of Free Cash Flow to net cash provided by (used in) operating activities can be found on subsequent pages of this appendix 2. The definition of total adjusted costs and expenses and non-GAAP operating expenses and a reconciliation of total adjusted costs and expenses and non-GAAP operating expenses to the comparable U.S. GAAP measures can be found on subsequent pages of this appendix 3. We have not provided a reconciliation to the forward-looking U.S. GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding U.S. GAAP guidance measures is not available without unreasonable effort 4. About Reddit Reddit is a community of communities. It’s built on shared interests, passion, and trust, and is home to the most open and authentic conversations on the internet. Every day, Reddit users submit, vote, and comment on the topics they care most about. With 100,000+ active communities and 108+ million daily active unique visitors, Reddit is one of the internet’s largest sources of information. For more information, visit www.redditinc.com. Forward Looking Statements This letter contains forward-looking statements within the meaning of the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or Reddit's future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential" or "continue" or the negative of these words or other similar terms or expressions that concern Reddit's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this release include, but are not limited to, statements regarding Reddit’s priorities, future financial and operating performance, including headcount strategy, breakeven performance objective, capitalization of training data, evolution of AI, international growth strategies to increase content consumption and improve local user experience, consumer product strategy with respect to growth and engagement, content licensing opportunities, GAAP and non-GAAP guidance, strategies, and expectations of growth. Reddit's expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including those more fully described under the caption “Risk Factors” and elsewhere in documents that Reddit files with the Securities and Q1 2025 • Letter to Shareholders 12

Exchange Commission (the “SEC”) from time to time, including Reddit’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, which is being filed with the SEC at or around the date hereof. The forward-looking statements in this release are based on information available to Reddit as of the date hereof, and Reddit undertakes no obligation to update any forward-looking statements, except as required by law. A Note About Metrics We define a daily active unique (“DAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a 24-hour period. Average DAUq for a particular period is calculated by adding the number of DAUq on each day of that period and dividing that sum by the number of days in that period. We define a weekly active unique (“WAUq”) as a user whom we can identify with a unique identifier who has visited a page on the Reddit website, www.reddit.com, or opened a Reddit application at least once during a trailing seven-day period. Average quarterly WAUq for a particular period is calculated by adding the number of WAUq on each day of that period and dividing that sum by the number of days in that period. We define average revenue per unique (“ARPU”) as quarterly revenue in a given geography divided by the average DAUq in that geography. For the purposes of calculating ARPU, advertising revenue in a given geography is based on the geographic location in which advertising impressions are delivered, as this approximates revenue based on user activity, while other revenue in a given geography is based on the billing address of the customer. Use of Non-GAAP Financial Measures We use certain non-GAAP financial measures to supplement our consolidated financial statements, which are presented in accordance with U.S. GAAP, to evaluate our core operating performance. These non-GAAP financial measures include Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow, total adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense. We use these non-GAAP financial measures to facilitate reviews of our operational performance and as a basis for strategic planning. By excluding certain items that are non-recurring or not reflective of the performance of our normal course of business, we believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance. Accordingly, we believe these non-GAAP financial measures are useful to investors and others because they allow investors to supplement their understanding of our financial trends and evaluate our ongoing and future performance in the same manner as management. However, there are a number of limitations related to the use of non-GAAP financial measures as they reflect the exercise of judgment by our management about which expenses are included or excluded in determining these non-GAAP measures. These non-GAAP measures should be considered in addition to, not as a substitute for or in isolation from, our financial results prepared in accordance with U.S. GAAP. Other companies, including companies in our industry, may calculate these non-GAAP financial measures differently or not at all, which reduces their usefulness as comparative measures. A reconciliation is provided below for each historical non-GAAP financial measure to the most directly comparable financial measure stated in accordance with U.S. GAAP. Reddit encourages investors to Q1 2025 • Letter to Shareholders 13 review the related U.S. GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable U.S. GAAP financial measures, and not to rely on any single financial measure to evaluate Reddit’s business. We have not provided a reconciliation to the forward- looking GAAP equivalent measures for our non-GAAP guidance due to uncertainty regarding, and the potential variability of, reconciling items. Therefore, a reconciliation of these non-GAAP guidance measures to their corresponding GAAP guidance measures is not available without unreasonable effort. Adjusted EBITDA is defined as net income (loss) excluding interest (income) expense, net, income tax expense (benefit), depreciation and amortization, stock-based compensation expense and related taxes, other (income) expense, net, and certain other non-recurring or non-cash items impacting net income (loss) that we do not consider indicative of our ongoing business performance. Other (income) expense, net consists primarily of realized gains and losses on sales of marketable securities, foreign currency transaction gains and losses, and other income and expense that are not indicative of our core operating performance. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. Incremental Adjusted EBITDA margin is defined as the change in Adjusted EBITDA divided by the change in revenue over the same period. We consider the exclusion of certain non-recurring or non- cash items in calculating Adjusted EBITDA and Adjusted EBITDA margin to provide a useful measure for investors and others to evaluate our operating results in the same manner as management. Free Cash Flow represents net cash provided by (used in) operating activities less purchases of property and equipment. We believe that Free Cash Flow is useful to investors as a liquidity measure because it measures our ability to generate or use cash. Once our business needs and obligations are met, cash can be used to maintain a strong balance sheet and invest in future growth. Additionally, we believe that Free Cash Flow is an important measure since we use third-party infrastructure partners to host our services and therefore we do not incur significant capital expenditures to support revenue generating activities. Total adjusted costs and expenses represents cost of revenue and operating expenses excluding stock- based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting cost of revenue and operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP operating expenses represents operating expenses excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items impacting operating expenses that we do not consider indicative of our ongoing business performance. Non-GAAP research and development expense, non- GAAP sales and marketing expense, and non-GAAP general and administrative expense represent their respective operating expense line items excluding stock-based compensation and related taxes, depreciation and amortization, and certain other non-recurring or non-cash items. We consider adjusted costs and expenses, non-GAAP operating expense, non-GAAP research and development expense, non-GAAP sales and marketing expense, and non-GAAP general and administrative expense to be useful measures as they exclude expenses that are not reflective of our operational performance and could mask underlying trends in our business. Investor Relations Jesse Rose ir@reddit.com Media Relations Gina Antonini press@reddit.com Q1 2025 • Letter to Shareholders 14

Reddit, Inc. Key Operating Metrics by Geography (in millions, except percentages and ARPU) (unaudited) Q1 2025 • Letter to Shareholders 15 Three months ended March 31, 2025 2024 % Change Revenue: Global $ 392.4 $ 243.0 61 % Revenue: U.S. $ 313.9 $ 199.8 57 % Revenue: International $ 78.5 $ 43.2 82 % Three months ended March 31, 2025 2024 % Change DAUq: Global 108.1 82.7 31 % DAUq: U.S. 50.1 41.5 21 % DAUq: International 58.0 41.2 41 % Logged-in DAUq: Global 48.7 39.6 23 % Logged-in DAUq: U.S. 23.0 19.3 19 % Logged-in DAUq: International 25.8 20.3 27 % Logged-out DAUq: Global 59.4 43.1 38 % Logged-out DAUq: U.S. 27.1 22.2 22 % Logged-out DAUq: International 32.2 20.9 54 % WAUq: Global 401.3 306.2 31 % WAUq: U.S. 178.3 151.3 18 % WAUq: International 223.0 154.9 44 % ARPU: Global $ 3.63 $ 2.94 23 % ARPU: U.S. $ 6.27 $ 4.77 31 % ARPU: International $ 1.34 $ 1.10 22%

Reddit, Inc. Consolidated Balance Sheets (in thousands) (unaudited) Q1 2025 • Letter to Shareholders 16 March 31, 2025 December 31, 2024 Assets Current assets Cash and cash equivalents $ 635,727 $ 562,092 Marketable securities 1,315,415 1,278,717 Accounts receivable, net 326,131 349,534 Prepaid expenses and other current assets 51,397 33,058 Total current assets 2,328,670 2,223,401 Property and equipment, net 11,607 12,652 Operating lease right-of-use assets, net 23,408 23,249 Intangible assets, net 22,943 25,424 Goodwill 42,174 42,174 Other noncurrent assets 8,222 9,695 Total assets $ 2,437,024 $ 2,336,595 Liabilities and stockholders’ equity (deficit) Current liabilities Accounts payable $ 43,870 $ 45,423 Operating lease liabilities 6,376 6,137 Accrued expenses and other current liabilities 136,575 124,464 Total current liabilities 186,821 176,024 Operating lease liabilities, noncurrent 20,174 20,565 Other noncurrent liabilities 12,908 9,257 Total liabilities 219,903 205,846 Commitments and contingencies Stockholders’ equity (deficit): Preferred stock — — Class A common stock 13 12 Class B common stock 5 5 Class C common stock — — Additional paid-in capital 3,390,469 3,331,546 Accumulated other comprehensive income (loss) 1,314 24 Accumulated deficit (1,174,680) (1,200,838) Total stockholders’ equity (deficit) 2,217,121 2,130,749 Total liabilities and stockholders’ equity (deficit) $ 2,437,024 $ 2,336,595

Reddit, Inc. Consolidated Statements of Operations (in thousands, except share and per share amounts) (unaudited) Q1 2025 • Letter to Shareholders 17 Three months ended March 31, 2025 2024 Revenue $ 392,361 $ 242,963 Costs and expenses: Cost of revenue 37,089 27,616 Research and development 191,271 437,030 Sales and marketing 90,685 124,095 General and administrative 69,413 243,477 Total costs and expenses 388,458 832,218 Income (loss) from operations 3,903 (589,255) Other income (expense), net 20,534 14,554 Income (loss) before income taxes 24,437 (574,701) Income tax expense (benefit) (1,721) 365 Net income (loss) $ 26,158 $ (575,066) Net income (loss) per share attributable to Class A and Class B common stock Basic $ 0.14 $ (8.19) Diluted $ 0.13 $ (8.19) Weighted-average shares used to compute net income (loss) per share attributable to common stockholders Basic 182,024,207 70,240,492 Diluted 201,275,223 70,240,492

Reddit, Inc. Consolidated Statements of Cash Flows (in thousands) (unaudited) Q1 2025 • Letter to Shareholders 18 Three months ended March 31, 2025 2024 Cash flows from operating activities Net income (loss) $ 26,158 $ (575,066) Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities: Depreciation and amortization 3,963 3,743 Non-cash operating lease cost 1,468 1,253 Amortization of premium (accretion of discount) on marketable securities, net (8,884) (8,129) Stock-based compensation expense 85,414 577,508 Other adjustments (138) 485 Changes in operating assets and liabilities: Accounts receivable 23,359 29,987 Prepaid expenses and other assets (17,006) (13,912) Operating lease right-of-use assets and liabilities (1,780) (530) Accounts payable (1,046) (2,178) Accrued expenses and other liabilities 16,070 18,903 Net cash provided by (used in) operating activities $ 127,578 $ 32,064 Cash flows from investing activities Purchases of property and equipment (979) (2,851) Purchases of marketable securities (504,846) (135,685) Maturities of marketable securities 465,062 252,655 Proceeds from sale of marketable securities 12,372 — Other investing activities 889 (15) Net cash provided by (used in) investing activities $ (27,502) $ 114,104 Cash flows from financing activities Proceeds from issuance of Class A common stock in initial public offering, net of underwriting discounts and commissions — 600,022 Proceeds from exercise of employee stock options 10,184 23,089 Taxes paid related to net share settlement of restricted stock units (36,675) (194,737) Payments of initial public offering costs — (2,753) Payments of deferred consideration and holdbacks for acquisitions — (4,450) Net cash provided by (used in) financing activities $ (26,491) $ 421,171 Net increase (decrease) in cash, cash equivalents, and restricted cash 73,585 567,339 Cash, cash equivalents, and restricted cash at the beginning of the period 562,142 401,226 Cash, cash equivalents, and restricted cash at the end of the period $ 635,727 $ 968,565 Cash and cash equivalents 635,727 968,515 Restricted cash — 50 Total cash, cash equivalents, and restricted cash $ 635,727 $ 968,565

Reddit, Inc. Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (in thousands, except percentages) (unaudited) Q1 2025 • Letter to Shareholders 19 Three months ended March 31, 2025 2024 Net income (loss) $ 26,158 $ (575,066) Add (deduct): Interest (income) expense, net (20,414) (15,447) Income tax expense (benefit) (1,721) 365 Depreciation and amortization 3,963 3,743 Stock-based compensation expense and related taxes 107,405 595,537 Other (income) expense, net (120) 893 Adjusted EBITDA $ 115,271 $ 10,025 Net margin 6.7% (236.7) % Adjusted EBITDA margin 29.4% 4.1%

Reddit, Inc. Reconciliation of Free Cash Flow (in thousands) (unaudited) Q1 2025 • Letter to Shareholders 20 Three months ended March 31, 2025 2024 Net cash provided by (used in) operating activities $ 127,578 $ 32,064 Less: Purchases of property and equipment (979) (2,851) Free Cash Flow $ 126,599 $ 29,213

Reddit, Inc. Reconciliation of Non-GAAP Costs and Expenses (in thousands) (unaudited) Q1 2025 • Letter to Shareholders 21 Three months ended March 31, 2025 2024 Total costs and expenses $ 388,458 $ 832,218 Less: Depreciation and amortization 3,963 3,743 Stock-based compensation expense and related taxes 107,405 595,537 Total adjusted costs and expenses $ 277,090 $ 232,938 Total operating expenses $ 351,369 $ 804,602 Less: Depreciation and amortization 3,963 3,743 Stock-based compensation expense and related taxes 107,188 595,279 Non-GAAP operating expenses $ 240,218 $ 205,580 Research and development expenses $ 191,271 $ 437,030 Less: Depreciation and amortization 2,540 2,177 Stock-based compensation expense and related taxes 65,187 327,097 Non-GAAP research and development expenses $ 123,544 $ 107,756 Sales and marketing expenses $ 90,685 $ 124,095 Less: Depreciation and amortization 1,202 1,163 Stock-based compensation expense and related taxes 14,220 63,624 Non-GAAP sales and marketing expenses $ 75,263 $ 59,308 General and administrative expenses $ 69,413 $ 243,477 Less: Depreciation and amortization 221 403 Stock-based compensation expense and related taxes 27,781 204,558 Non-GAAP general and administrative expenses $ 41,411 $ 38,516